UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

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NIXXY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Farmington Avenue, Suite 252

Bristol, CT 06010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	NIXX	NASDAQ Capital Market
Common Stock Purchase Warrants	NIXXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 17, 2024, Nixxy, Inc. (the “Company”) issued a press release announcing an update on its strategy to acquire businesses in traditional markets and enhance their operations with state-of-the-art technology and data analytics. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

On October 17, 2024, the Company issued a press release announcing that it signed a letter of intent to acquire a privately held wholesale gifts business as part of its ongoing strategy to utilize data to disrupt specific old-line industry sectors. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

On October 18, 2024, the Company issued a press release announcing an update to its previously announced plans to consolidate several of its assets and liabilities into Atlantic Energy Solutions (OTC:AESO), which is planned to be renamed CognoGroup (“CognoGroup”). A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 as well as in Exhibits 99.1, 99.2, and 99.3 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

Issued and Outstanding Shares of Common Stock

As of the date of this Current Report on Form 8-K, the Company had 12,697,042 shares of its Common Stock, par value $0.0001 per share, outstanding.

Letter of Intent

On August 8, 2024, Nixxy, Inc. (the “Company”), entered into a non-binding letter of intent (the “Letter of Intent”) with Just Got 2 Have It, Inc., a corporation organized under the laws of the State of Florida (“JG Inc”), Just Got 2 Have It! – NE, LLC, a Florida limited liability company (“JG NE”), and  Just Got 2 Have It! – West, LLC, a Nevada limited liability company (“JG West”) (JG Inc, JG NE, and JG West, collectively “JG” or the “Target”) and holders of a majority of its outstanding shares (the “JG Shareholders”) for a potential transaction pursuant to which the Company would acquire 100% of the outstanding common shares of Target (the “Acquisition”) from the JG Shareholders in exchange for approximately (i) six million US dollars ($6,000,000) in cash, and (ii) the right to receive six hundred thousand (600,000) newly-issued restricted shares of Company common stock, par value $0.0001 per share (the “Company Common Stock”), to be issued or granted to the JG Shareholders in accordance with their pro rata ownership of JG, and (iii) options to purchase six hundred thousand (600,000) shares of the Company Common Stock, with an exercise price equal to $1.50 per share, at any time prior to the third anniversary of the Closing (the “Stock Options”), to be issued or granted to the JG Holders in accordance with their pro rata ownership of JG (each a “JG Optionee”).

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The parties intend that the closing of the Acquisition occur no later than three business days after the satisfaction of all closing conditions in the definitive transaction documents (the “Definitive Agreement”) but not later than December 31, 2024, subject to extension by the parties. Closing of the Acquisition would be subject to standard closing conditions.

The parties have agreed to an exclusivity period until December 31, 2024, during which negotiations leading to the execution of the Definitive Agreement shall be undertaken in good faith and in a mutually exclusive manner and that neither party will circumvent the other during such negotiations.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Intent attached thereto, which is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning the timing of the closing of the Acquisition, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect. In addition to other assumptions identified in this Current Report on Form 8-K, assumptions have been made regarding, among other things, the completion of the Definitive Agreement, the Company’s, Target’s and the Shareholders’ due diligence review and the receipt of applicable shareholder and third party approvals.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct.

Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include the risks that the conditions to the Acquisition will not be satisfied or the Acquisition will not close on the terms expected.

The forward-looking statements or information contained in this Current Report on Form 8-K are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued on October 17, 2024 announcing strategy update
99.2	Press Release issued on October 17, 2024 announcing letter of intent for an acquisition
99.3	Press Release issued on October 18, 2024 updating CognoGroup spin-off
99.4*	Form of Letter of Intent, dated August 8, 2024, by and between Nixxy, Inc. and Just Got 2 Have It, Inc., Just Got 2 Have It! – NE, LLC, and Just Got 2 Have It! – West, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL document)

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2024	Nixxy, INC.

	By:	/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

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